FIRST AMENDMENT OF
                               AGREEMENT OF LEASE
                                  JUNE 15, 1999


Between:   FIVE REGENT PARK ASSOCIATES (Landlord)
           a New Jersey Partnership
           c/o Eastman Management Corporation
           651 West Mount Pleasant Avenue
           Livingston, New Jersey 07039

And:       AMERICAN DISEASE MANAGEMENT ASSOCIATES (Tenant)
           #5N Regent Street
           Livingston, New Jersey 07039

RE:        #5N Regent Street
           Livingston, New Jersey 07039

           Lease Dated July 22, 1996


                                   WITNESSETH
                                   ----------


WHEREAS, on July 22, 1996, the parties entered into a Lease Agreement for office space in the building known as #5N Regent Street, Livingston, New Jersey; and herein referred to as the "Lease";

WHEREAS, both parties now desire to further amend the aforesaid Lease Agreements by extending schedule and other term modify terms;

NOW THEREFORE, for and in consideration of the mutual covenants set forth, the receipt and sufficiency of which are mutually acknowledged, the parties hereto agree to amend the original Lease Agreement, dated July 22, 1996 and subsequent Amendment of Lease as follows;


1. The lease Term as defined in the Lease shall be extended for a period of twenty (24) months beginning November 1, 1999.

2. Beginning November 1, 1999 the Basic Rent shall be $49,774.50 per annum payable in advance in equal monthly installments of $4,147.88

3. Landlord shall refund a portion of the total Security Deposit held by Landlord pursuant to the Lease in following manner: On January 31, 2000. April 30,2000, July 31,2000, and October 31,2000, Landlord shall refund to Tenant $1,782.00 of Security Deposit

4. In all other respects, except as expressly modified herein, the said Lease and Lease Amendments between the parties are hereby ratified and confirmed.


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               IN WITNESS WHEREOF,  the parties have hereunto set their hands on the date first written above.


WITNESS:                                (Landlord)
                                        FIVE REGENT PARK ASSOCIATES
                                        By: Janfel-JBS Corp., a General Partner


/s/ Ronald D. Debiasse                  By: /s/ Peter Schofel
----------------------                      ------------------------------
                                            Peter Schofel, Vice President

ATTEST:                                 (Tenant)
                                        AMERICAN DISEASE MANAGEMENT
                                        ASSOCIATES


/s/ Elizabeth Williams                   By: /s/ Bruce Blake
-----------------------                      -----------------------------
                                             Bruce Blake, President